                                                            SEMIANNUAL REPORT TO
                                                     SHAREHOLDERS FOR THE PERIOD
                                                            ENDED APRIL 30, 1998

LONG TERM INVESTING IN A SHORT TERM WORLD(SM)

[LOGO]
Seeking growth of capital

KEMPER
TECHNOLOGY FUND

                   "...We've made good progress in meeting
                 the goals we set coming into the semiannual
                    period, earning above-average gains in
                      a challenging market climate...."




                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
ECONOMIC OVERVIEW
5
PERFORMANCE UPDATE
8
INDUSTRY SECTORS
9
LARGEST HOLDINGS
10
PORTFOLIO OF INVESTMENTS
14
FINANCIAL STATEMENTS
16
NOTES TO FINANCIAL STATEMENTS
20
FINANCIAL HIGHLIGHTS
22
SHAREHOLDERS' MEETING



At A GLANCE
--------------------------------------------------------------------------------
KEMPER TECHNOLOGY
FUND TOTAL RETURNS
--------------------------------------------------------------------------------
FOR THE SIX-MONTH PERIOD ENDED APRIL 30, 1998
(UNADJUSTED FOR ANY SALES CHARGE)

                                  [BAR GRAPH]
--------------------------------------------------------------------------------

CLASS A                               $2.14
CLASS B                               $2.14
CLASS C                               $2.14
LONG-TERM CAPITAL GAIN
--------------------------------------------------------------------------------

Returns and rankings are historical and do not represent future performance. Returns, rankings and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

  * Lipper Analytical Services, Inc. returns and rankings are based upon changes in net asset value with all dividends reinvested and do not include the effect of sales charges and, if they had, results may have been less favorable.

Investment by the fund in emerging technology companies presents greater risk than investment in more established companies.

--------------------------------------------------------------------------------
NET ASSET VALUE
--------------------------------------------------------------------------------
                                   AS OF      AS OF
                                  4/30/98    10/31/97
--------------------------------------------------------------------------------
KEMPER TECHNOLOGY FUND
CLASS A                           $12.73     $13.13
--------------------------------------------------------------------------------
KEMPER TECHNOLOGY FUND
CLASS B                           $11.99     $12.54
--------------------------------------------------------------------------------
KEMPER TECHNOLOGY FUND
CLASS C                           $12.11     $12.64
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
KEMPER TECHNOLOGY
FUND RANKINGS
--------------------------------------------------------------------------------
COMPARED TO ALL OTHER FUNDS IN THE LIPPER SCIENCE & TECHNOLOGY FUNDS CATEGORY*

                    CLASS A             CLASS B            CLASS C
--------------------------------------------------------------------------------

1-YEAR              #35 of 61 fundS     #39 of 61 fundS    #40 of 61 fundS
--------------------------------------------------------------------------------
5-YEAR              #12 of 17 funds     N/A                N/A

--------------------------------------------------------------------------------
10-YEAR             #10 of 12 funds     N/A                N/A

--------------------------------------------------------------------------------
15-YEAR              #3 of 6 funds      N/A                N/A

--------------------------------------------------------------------------------
20-YEAR              #2 of 3 funds      N/A                N/A
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DIVIDEND REVIEW
--------------------------------------------------------------------------------

DURING THE PERIOD, KEMPER TECHNOLOGY FUND MADE THE FOLLOWING DISTRIBUTIONS PER
SHARE:

[MORNINGSTAR EQUITY STYLE  Source: Morningstar, Inc., Chicago, IL
BOX] 312-696-6000. (Morningstar Style Box is based on a portfolio date as of April 30, 1998.) The
                           Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.
                           Please note that style boxes do not represent an exact assessment of risk and do not represent future performance. Please consult the prospectus for a description of investment policies.

TERMS TO KNOW

YOUR FUND'S STYLE

--------------------------------------------------------------------------------
MORNINGSTAR EQUITY STYLE BOX
--------------------------------------------------------------------------------

VOLATILITY Characteristic of a security, commodity or market to rise or fall sharply in price within a short period of time. A stock may be volatile because the outlook for the company is uncertain or because of various other conditions.

LIQUIDITY The ease with which assets can be converted to cash without loss in value.

SUBSECTOR A further division within a sector. A sector comprises stocks usually found in related industries. Stocks within a market sector may be similarly influenced by financial, economic, business and other developments. Subsectors within the technology sector include semiconductors, networking and software.

ECONOMIC OVERVIEW

[SILVIA PHOTO]

DR. JOHN E. SILVIA IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC. HIS PRIMARY RESPONSIBILITIES INCLUDE ANALYSIS, MODELING AND FORECASTING OF ECONOMIC DEVELOPMENTS AND FEDERAL RESERVE ACTIVITY THAT AFFECT FINANCIAL MARKETS, ESPECIALLY INTEREST RATE TRENDS. THIS EFFORT INCLUDES CLOSE COLLABORATION WITH BOTH INCOME AND EQUITY MUTUAL FUND MANAGERS AND PENSION FUND MANAGERS. HE IS ALSO A MEMBER OF THE INVESTMENT POLICY AND STRATEGY COMMITTEE FOR KEMPER FUNDS.

SILVIA HOLDS BACHELOR OF ARTS AND PH.D. DEGREES IN ECONOMICS FROM NORTHEASTERN UNIVERSITY IN BOSTON AND HAS A MASTER'S DEGREE IN ECONOMICS FROM BROWN UNIVERSITY IN PROVIDENCE, R.I. PRIOR TO HIS CAREER AT SCUDDER KEMPER, HE WAS WITH THE HARRIS BANK AND ALSO TAUGHT AT INDIANA UNIVERSITY.

SCUDDER KEMPER INVESTMENTS, INC. IS THE INVESTMENT MANAGER FOR KEMPER FUNDS. IT IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS WORLDWIDE, MANAGING MORE THAN $200 BILLION IN ASSETS GLOBALLY FOR MUTUAL FUND INVESTORS, RETIREMENT AND PENSION PLANS, INSTITUTIONAL AND CORPORATE CLIENTS, INSURANCE COMPANIES AND PRIVATE, FAMILY AND INDIVIDUAL ACCOUNTS. IT IS ONE OF THE 10 LARGEST MUTUAL FUND COMPLEXES IN THE UNITED STATES.

DEAR SHAREHOLDERS,

Stable economic growth, low interest rates and sustained lower inflation have continued to produce a beneficial market environment for investors in the second quarter of 1998. Despite heightened sensitivity to earnings estimates and announcements, the market continued to support financial assets. We expect this favorable climate to continue -- in spite of the sensitivity -- at least over the shorter term.

     As always, expectations have been at the heart of the actions and reactions that move the markets. Expectations appear to be high, as demonstrated by a record flow of new cash into mutual funds. As of April 30, 1998, a record $5 trillion in mutual fund assets surpassed total assets of the nation's banks, according to the Investment Company Institute, a trade organization that monitors the mutual fund industry, and the Federal Reserve Bank in Washington.

     Unfortunately, high expectations often combine with high anxiety -- today's investors are attuned to even the smallest hint of economic change. The result is volatility. Many who believe that our long-running bull market is too good to be true or that stock prices are too high are wondering when the market will reverse.

     While a reversal may not be on the immediate horizon, investors are wise to watch for several signs that change is underway: rising prices, indicating higher inflation; repercussions of the Asian economic crisis on American business, which could appear in the form of reduced earnings; and a continued widening of our trade deficit, a serious imbalance caused by heightened American demand for foreign goods and services.

     On April 27, expectations were tested by reports that the Federal Reserve Board ("the Fed") was considering a hike in interest rates. The markets reacted immediately to this news, driving stock prices downward. But at its monetary policy meeting on May 19, the Fed chose to leave interest rates alone. In the coming months, the Fed could raise rates if inflation accelerates or if growth appears to be too rapid compared to the Fed's expectations.

     Our positive outlook for the short term is based primarily on the current resiliency of our marketplace. The United States appears to be firmly planted in the middle of an economic cycle, with no evidence of detrimental pressures that might be associated with the market's phenomenal growth. We are not seeing price increases for goods and services or a downturn in the housing market, both of which we might expect late in an economic cycle.

     Equities have continued to reward investors. The U.S. stock market, as measured by the Standard & Poor's 500, gained nearly 14 percent in the first quarter of 1998 and returned more than 13 percent year-to-date through the end of May. Bonds have also rewarded investors in terms of real return, which is total return less the rate of inflation. The high yield and corporate debt fixed-income markets also have performed well.

     U.S. economic growth, as measured by the gross domestic product (GDP) growth rate, was slightly above 4 percent for the first quarter. Our general expectation for the year is that growth in all of 1998 will increase between 2.5 and 3 percent over last year. In other words, the economy will remain strong, but will slow down as the year progresses.

     Consumer spending and corporate fixed investment have fueled the economy's solid growth. Spending on both capital goods and high technology has been strong. Corporate profits have grown between 5 and 10 percent, which appears to be acceptable in an environment of stable interest rates. U.S. employment growth has ranged from 2 to 2.25 percent, continuing to exceed expectations. Consumer confidence has continued to hit near all-time highs. The increase in output prices, an indicator of inflation measured by the Consumer Price Index (CPI), has remained at 1.5 to 2 percent.

     Adding to the good news, all seems to be quiet on the domestic policy front. At the end of February, the U.S. federal budget deficit essentially vanished. Recent efforts to reduce the deficit, combined with higher federal revenues due to the robust economy, have left us with an expected budget surplus of $60 billion to $80 billion for fiscal 1998. To date, our Democratic president and Republican Congress have not agreed on any significant legislation regarding tax credits, spending cuts or health care that could threaten the newfound federal budget surplus.

     Can we expect a little more excitement from overseas? A full-scale global recession from last year's Asian economic crisis seems unlikely at this point. The crisis has yet

ECONOMIC OVERVIEW

--------------------------------------------------------------------------------
ECONOMIC GUIDEPOSTS
--------------------------------------------------------------------------------

Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.

      The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year Treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.

                                  [BAR GRAPH]

                                    NOW (5/31/98)    6 MONTHS AGO      1 YEAR AGO      2 YEARS AGO
10-YEAR TREASURY RATE(1)                5.65            5.81            6.49            6.91
PRIME RATE(2)                           8.5             8.5             8.5             8.25
INFLATION RATE(3)*                      1.5             1.89            2.23            2.89
THE U.S. DOLLAR(4)                      6.86           10.26            5.52            9.15
CAPITAL GOODS ORDERS(5)*                9.28           10.28            7.16            3.48
INDUSTRIAL PRODUCTION(5)*               3.85            5.76            4.28            3.79
EMPLOYMENT GROWTH(6)                    2.61            2.8             2.5             2.13

(1) Falling interest rates in recent years have been a big plus for financial assets.

(2) The interest rate that commercial lenders charge their best borrowers.

(3) Inflation reduces an investor's real return. In the last five years, inflation has been as high as 6 percent. The low, moderate inflation of the last few years has meant high real returns.

(4) Changes in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms' foreign profits.

(5) These influence corporate profits and equity performance.

(6) An influence on family income and retail sales.

*   Data as of April 30, 1998.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.


to hurt most U.S. businesses and investors. Quite the contrary. While the mere threat of repercussions from the Asian crisis added to the anxiety mentioned earlier, it has also had the effect of keeping U.S. interest rates and prices in check, making the U.S. economy all the more attractive to investors around the world.

     In the global economy, the U.S. dollar continues to appreciate in value compared to other currencies. In fact, more capital is flowing into U.S. markets as investors generally avoid Asia. Europe also has been benefiting from the crisis. Canada, which is a commodity-producing exporter, has been somewhat negatively affected as commodity prices have fallen. Political unrest in Indonesia, nuclear tests in India and Pakistan and economic turmoil in Russia have been keeping international investors on the edges of their seats.

     Other major developments abroad include the final selection of countries to participate in Europe's single currency next year. Many European countries are adopting more restrictive fiscal policy and reducing inflation in anticipation of the momentous European Economic and Monetary Union (EMU). But after the EMU is established in 1999, tensions may indeed mount as countries work to adapt to the new structure.

     As we approach the turn of the century, one caveat remains: Don't underestimate the potential of the Year 2000 computer code problem. It appears that a significant number of federal government agencies will not meet the criteria necessary to avoid the problem. Many businesses are revealing that billions of dollars are being spent on the situation. Some experts say a global recession is in store. Others adamantly disagree. In any event, we may indeed see a reduction in capital spending toward the end of 1998 and the first half of next year as companies focus on fixing existing computers rather than on purchasing new equipment. We'll keep you posted!

     Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ John E. Silvia

JOHN E. SILVIA
June 10, 1998

PERFORMANCE UPDATE

[MCCORMICK PHOTO]

TRACY MCCORMICK CHESTER JOINED SCUDDER KEMPER INVESTMENTS, INC. IN 1994 AND IS A MANAGING DIRECTOR. SHE IS ALSO A VICE PRESIDENT AND LEAD PORTFOLIO MANAGER OF KEMPER TECHNOLOGY FUND. MCCORMICK CHESTER RECEIVED BOTH HER B.A. AND M.B.A. DEGREES FROM MICHIGAN STATE UNIVERSITY.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.



TECHNOLOGY STOCKS HAVE HAD A ROCKY RIDE OVER THE PAST SIX MONTHS. LEAD PORTFOLIO MANAGER TRACY MCCORMICK CHESTER DISCUSSES HOW SHE POSITIONED THE FUND TO EARN SOLID RETURNS THAT LANDED THE FUND ABOVE ITS PEER GROUP AVERAGE.

Q     HOW WOULD YOU DESCRIBE THE STOCK MARKET DURING THESE PAST SIX MONTHS?

A     Overall, the stock market posted strong gains, but not without considerable volatility along the way. The Russell 1000 Growth Index, a benchmark for large-capitalization growth stocks, returned 23.07 percent, and the Standard & Poor's 500 Index gained 22.50 percent. The market favored large-cap stocks over smaller company issues, and the U.S. outperformed international markets. These gains were made in a choppy and rotational market climate. We began the semiannual reporting period in the wake of "Gray Monday," the start of a steep global correction. Turmoil in Asia cast a shadow of uncertainty across domestic and international markets, hitting technology stocks with particular force. Concerns that the Federal Reserve would raise interest rates added to market anxiety.

      In the first quarter of 1998, we saw the tide change dramatically. The fourth quarter correction gave way to a fast-paced rally here in the United States. But the first quarter's bounce back was still a rocky ride.
Technology stocks remained in the spotlight, experiencing dramatic swings both upwards and downwards. Lackluster pre-earnings and earnings announcements knocked the wind out of many technology stocks. Yet, overall, for the quarter, the technology stock group continued to push forward.

      Certainly, the past half year goes far in proving the importance of keeping a long-term focus. Technology stocks and the mutual funds that invest primarily in them are more susceptible to volatility than the market as a whole. But, over time, technology stocks have provided healthy growth and rewards to patient, long-term investors.

Q     HOW DID THE FUND PERFORM IN COMPARISON?

A     The fund did very well. From October 31, 1997 to April 30, 1998, the fund returned 17.04 percent (Class A shares unadjusted for any sales charge). This compares quite favorably to our peer group, the Lipper Science and Technology category, which gained 15.93 percent.

Q     HOW DO YOU SELECT STOCKS FOR THE FUND?

A     As with any sector-specific fund, technology funds do entail a higher degree of risk than investing in more diversified stock portfolios. When it comes to investing in technology stocks, volatility is par for the course. We use a disciplined, research-intensive strategy to target companies with good fundamentals and attractive valuations. The market for technology stocks can be fast-paced and quickly changing. One way to steer through frothy markets is to maintain discipline. Growth and earnings potential are extremely important, but to merit a place in the fund's portfolio, sound fundamentals and reasonable prices must also be in place. As part of our research process, our investment team considers management,

PERFORMANCE UPDATE

product, growth potential and market niche. We take a stock-by-stock approach, confident that this method serves shareholders better in stead of trying to predict the rise and fall of the sectors.

Q     HOW DID YOU POSITION THE FUND DURING THE SEMIANNUAL REPORTING PERIOD?

A     After the market began its fourth quarter correction, the valuations of many technology stocks were driven down. We sorted through the rubble, and our research led us to opportunities. For instance, we stepped in and established stakes in networking stocks, including FORE Systems.

      By keeping our eyes peeled for quality companies, we found good openings to invest in bigger computer system firms. We built up the fund's positions in a trio of computer companies -- Hewlett-Packard, International Business Machines and Sun Microsystems. These stocks currently make up the fund's top three holdings. Companies such as these have time-tested records, and are involved in multiple products, concepts and markets. We're not putting our eggs in a single basket with these firms.

      We've trimmed our position in Dell Computer Corp., and added Gateway 2000, which boasted more appealing valuations. We're also building positions in Seagate Technology and Quantum, two storage firms. During the fourth quarter, we moved into these storage stocks a bit earlier than we perhaps should have, but the horizon is looking better. As PC manufacturers balance out their inventory and cost issues, we expect to see new products launched later this year. In such a climate of increased demand, storage stocks should benefit.

      During the first quarter, we built our software stake up to about 25 percent of the portfolio. Our lineup includes some strong companies, such as Cadence Design Systems, Parametric Technology, J.D. Edwards, and BMC Software. Cadence is our largest software position.

      We're continuing to use telecommunications as a diversification tool. The portfolio includes Globalstar Telecommunications and WorldCom, Inc. We also initiated positions in STAR Telecommunications, General Motors -- Class H, and Ascend Communications. These companies all have high growth potential, and we expect them to thrive in the current economic environment.

Q     IN LIGHT OF RECENT MARKET CONDITIONS AND SENTIMENTS, ARE THERE SECTORS AND
STOCKS THAT ARE LESS APPEALING?

A     Among technology subsectors, technology services have historically been a safe haven, but the market turmoil caused investors to retreat to these stocks. As a result, many of these stocks began selling at rocketing prices. The year 2000 crisis has propelled the valuations of many of these stocks, and our valuation discipline has compelled us to pare down exposure to this sector. Throughout the semiannual period, we've also been reducing exposure to semiconductors and related equipment, paring Texas Instruments and Intel and eliminating some less liquid names.

      We're skeptical of many Internet stocks at this time. The lion's share of these are untested concept names which have no real earnings -- we're not confident that their prices are being driven by sound fundamentals. We recognize that because we are eschewing these highfliers, we may be sidelined for some short-term gains, but we feel our bias is sensible for the long-term. We prefer to look for companies with real earnings that are benefiting from the Internet currently, such as Cisco and Intuit.

      Similarly, valuation concerns have led us to reduce our health care position. Health care stocks serve as a good diversifier and hedge -- given their valuations are palatable, of course. Now, in the wake of the turbulence, we're starting to see more appealing valuations in technology stocks, and prefer them to health care.

Q     WHAT HASN'T TURNED OUT AS WELL AS EXPECTED?

A     There have been health care stocks and some technology stocks that haven't performed as well as we had hoped.

Q     TRACY, YOU TOOK THE REIGNS OF THIS FUND ABOUT A HALF-YEAR AGO. IN THE
ANNUAL REPORT (DATED OCTOBER 31, 1997), YOU SET FORTH GOALS FOR THE DIRECTION OF THE FUND. COULD YOU RECAP THOSE?

A     Certainly. As part of our strategy to generate robust long-term returns, our investment team was committed to consolidating names, concentrating on larger, quality companies, and reducing volatility where possible.

Q     HOW HAS THAT GONE SO FAR?

A     We've made good progress in meeting the goals we set coming into the semiannual period, earning above-average gains in a challenging market climate. Since assuming charge of the fund in November, we've gained considerable ground relative to the technology fund group. At the end of October, the fund's one-year rank within the

PERFORMANCE UPDATE

Lipper Science and Technology category placed it in the 73rd percentile. As of the end of this semiannual reporting period, the fund has moved up markedly. We have driven up the fund's one-year rank to the 57th percentile.

      We've honed the fund's holdings to 97, down from 121 holdings at the beginning of the semiannual reporting period. We've focused on paring down smaller and more illiquid names. We want to have conviction behind the stocks in the portfolio, and are willing to have fewer but more meaningful positions.

      We continue to build the portfolio around large, quality names. An evaluation of the portfolio reveals that we have gravitated towards more-established companies, and the top holdings are some of the most recognized and solid technology firms. We feel that our penchant for large-cap firms with demonstrated track records is another way we can help limit potential volatility. Small, untested technology companies experience a higher degree of volatility, and have less resilience in challenging economic environments.

      Volatility is inherent in technology stocks -- we can't eliminate it, and shareholders should always be prepared for downs as well as ups. However, there are strategies that we can employ which we believe can smooth over some of the bumps. By focusing on larger more-established companies, and by diversifying among technology subsectors, we seek to mitigate potential risk.

Q     WHAT IS YOUR OUTLOOK FOR THE SECTOR?

A     We are confident that our investment expertise and research base will drive us to uncover a solid group of attractively valued, growth-oriented technology stocks. When it comes to the technology sector, volatility will always be present. However, with a disciplined stock selection strategy anchored by detail-intensive research, we can translate much of the volatility into opportunity.

INDUSTRY SECTORS

A SIX-MONTH COMPARISON*

DATA SHOWS THE PERCENTAGE OF THE COMMON STOCKS IN THE PORTFOLIO THAT EACH SECTOR REPRESENTED ON APRIL 30, 1998, AND ON OCTOBER 31, 1997.

                                 [BAR GRAPH]



                          KEMPER TECHNOLOGY FUND               KEMPER TECHNOLOGY FUND
                                ON 4/30/98                         ON 10/31/97
SOFTWARE                           25.0%                                10.6%

COMMUNICATIONS                     20.8%                                16.5%

ELECTRONIC COMPONENTS              18.9%                                23.4%

SYSTEMS                            12.6%                                 8.8%

SERVICE                             8.7%                                 7.1%

PERSONAL COMPUTING                  7.4%                                14.3%

LIFE SCIENCES                       5.7%                                12.5%

INDUSTRIAL TECHNOLOGY/               .8%                                 7.0%
MISC.



LARGEST HOLDINGS

THE FUND'S 10 LARGEST HOLDINGS*

Representing 30.2 percent of the fund's total common stock holdings on April 30, 1998

--------------------------------------------------------------------------------------------------------
Holdings                                                                                         Percent
--------------------------------------------------------------------------------------------------------

1.          INTERNATIONAL BUSINESS        Manufactures data processing equipment and systems.       3.9%
            MACHINES (IBM)

2.          HEWLETT PACKARD               Designs, manufactures, markets and services a broad       3.6%
                                          array of precision electronic instruments and systems
                                          for measurement, analysis and computation.

3.          SUN MICROSYSTEMS              A provider of high performance workstations, servers,     3.6%
                                          and networking software for the engineering,
                                          scientific, commercial, and technical industries.

4.          CISCO SYSTEMS                 Largest, most comprehensive supplier of routing           3.5%
                                          software and related systems that direct the flow of
                                          data between local area networks.

5.          CADENCE DESIGN                Develops, markets, and supports computer-aided design     3.0%
                                          software products and services that automate, enhance
                                          and accelerate the design and verification of
                                          integrated circuits and electronic systems.

6.          PARAMETRIC TECHNOLOGY         Develops, markets and supports a family of                2.9%
                                          fully-integrated software products for the automation
                                          of the mechanical design-through-manufacturing process.

7.          MICROSOFT CORP                Develops, markets and supports a variety of               2.7%
                                          microcomputer software, operating systems, language and
                                          application programs, related books and peripheral
                                          devices.

8.          TEXAS INSTRUMENTS             A high technology company with sales or manufacturing     2.4%
                                          operations in over 30 countries. Products and services
                                          include semiconductors, defense electronic systems,
                                          software productivity tools, computer and peripheral
                                          products and consumer products.

9.          WORLDCOM                      One of the largest long distance telecommunications       2.4%
                                          companies in the U.S., offering domestic and
                                          international voice, data and video products and
                                          services.

10.         ALCATEL ALSTHOM               A French based provider of telecommunication equipment,   2.2%
                                          transportation services and power.


*Portfolio composition and holdings are subject to change.

PORTFOLIO OF INVESTMENTS

KEMPER TECHNOLOGY FUND

PORTFOLIO OF INVESTMENTS AT APRIL 30, 1998 (UNAUDITED)
(DOLLARS IN THOUSANDS)

-------------------------------------------------------------------------------------------------------------------------
                COMMON STOCKS                                                           NUMBER OF SHARES       VALUE
-------------------------------------------------------------------------------------------------------------------------
    ELECTRONIC
    COMPONENTS--18.7%
                                             (b)Altera Corp.                                 195,000       $    7,898
                                             (b)Analog Devices                               550,666           21,442
                                             (b)Berg Electronics Corp.                       325,000            7,739
                                             (b)Burr-Brown Corp.                             275,000            8,370
                                                Intel Corp.                                  300,700           24,300
                                             (b)KLA-Tencor Corp.                             250,000           10,078
                                             (b)Lam Research Corp.                           550,000           17,050
                                                Linear Technology Corp.                      250,000           20,125
                                             (b)Maxim Integrated Products                    450,000           18,169
                                                Molex Inc.                                   200,000            5,375
                                             (b)Novellus Systems                             300,000           14,362
                                             (b)SpeedFam International, Inc.                 250,000            7,250
                                             (b)Teradyne                                     609,000           22,228
                                                Texas Instruments                            500,000           32,031
                                             (b)TranSwitch Corp.                              13,423              167
                                             (b)Vitesse Semiconductor Corp.                  287,000           16,556
                                             (b)Xilinx, Inc.                                 455,000           20,816
                                             ----------------------------------------------------------------------------
                                                                                                              253,956
-------------------------------------------------------------------------------------------------------------------------
    PERSONAL
    COMPUTING--7.3%
                                                Compaq Computer Corp.                        694,600           19,492
                                             (b)Dell Computer Corp.                          220,000           17,765
                                             (b)Gateway 2000, Inc.                           300,000           17,606
                                             (b)Quantum Corp.                                750,000           17,625
                                             (b)Seagate Technology, Inc.                   1,000,800           26,709
                                             ----------------------------------------------------------------------------
                                                                                                               99,197
-------------------------------------------------------------------------------------------------------------------------
    COMMUNICATIONS--20.6%
                                                Alcatel Alsthom S.A.                         800,000           29,000
                                             (b)America On-Line, Inc.                        175,000           14,000
                                             (b)Ascend Communications, Inc.                  300,000           13,069
                                             (b)Bay Networks, Inc.                           630,000           14,766
                                          (a)(b)Cisco Systems                                643,777           47,157
                                             (b)FORE Systems, Inc.                           500,000           11,438
                                                General Motors Corp., Class H                290,000           16,022
                                             (b)Globalstar Telecommunications                294,547           20,324
                                                Harris Corp.                                 149,000            7,208
                                             (b)ICG Communications, Inc.                       7,270              254
                                             (b)Iridium World Communications Ltd.            150,000            9,975
                                                Lucent Technologies, Inc.                    300,000           22,837
                                                Motorola, Inc.                               300,000           16,688
                                             (b)STAR Telecommunications, Inc.                300,000            8,119
                                          (a)(b)Socket Communications, Inc.                  134,756              107
                                             (b)Tellabs, Inc.                                225,000           15,947
                                             (b)WorldCom, Inc.                               744,000           31,829
                                             (b)Xylan Corp.                                   43,679            1,243
                                             ----------------------------------------------------------------------------
                                                                                                              279,983
-------------------------------------------------------------------------------------------------------------------------


PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

-------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF SHARES      VALUE
-------------------------------------------------------------------------------------------------------------------------
    SOFTWARE--24.7%
                                                Adobe Systems, Inc.                          300,000       $   15,019
                                             (b)Arbor Software Corp.                         300,000           14,119
                                             (b)Aspec Technology, Inc.                        65,000              902
                                                Autodesk, Inc.                               525,000           24,675
                                             (b)BEA Systems, Inc.                            250,000            5,562
                                             (b)BMC Software                                 255,000           23,858
                                             (b)Cadence Design Systems                     1,112,800           40,772
                                             (b)Cambridge Technology Partners                130,000            6,792
                                             (b)Citrix Systems, Inc.                         120,000            7,455
                                             (b)EMC Corp.                                    300,000           13,838
                                             (b)Getty Images, Inc.                             9,133              209
                                             (b)i2 Technologies, Inc.                        100,000            6,675
                                             (b)Intuit, Inc.                                 200,000           10,637
                                                J.D. Edwards & Co.                           350,000           12,469
                                             (b)Logic Works                                   27,638              397
                                             (b)Mercury Interactive Corp.                    550,000           22,275
                                             (b)Microsoft Corp.                              400,000           36,050
                                             (b)PMC - Sierra Inc.                            200,000            9,100
                                                Parametric Technology Co.                  1,220,800           39,027
                                             (b)PeopleSoft, Inc.                             290,000           13,485
                                             (b)Sterling Commerce, Inc.                      675,000           28,730
                                             (b)Ziff-Davis, Inc.                             205,000            3,690
                                             ----------------------------------------------------------------------------
                                                                                                              335,736
-------------------------------------------------------------------------------------------------------------------------
    SYSTEMS--12.5%
                                                Hewlett-Packard Co.                          650,000           48,953
                                                International Business Machines              450,000           52,144
                                             (b)Storage Technology Corp.                     237,900           20,088
                                             (b)Sun Microsystems, Inc.                     1,175,000           48,395
                                             ----------------------------------------------------------------------------
                                                                                                              169,580
-------------------------------------------------------------------------------------------------------------------------
    SERVICES--8.7%
                                             (b)AccuStaff, Inc.                              225,000            8,072
                                             (b)Computer Horizons Corp.                      225,000            8,536
                                             (b)Computer Sciences Corp.                      250,000           13,188
                                                Electronic Data Systems Corp.                110,000            4,730
                                             (b)Gartner Group                                740,700           24,536
                                             (b)Keane, Inc.                                  145,000            7,286
                                             (b)Sanmina Corp.                                150,000           13,500
                                             (b)Solectron Corp.                              335,000           14,845
                                             (b)SunGard Data Systems                         250,300            8,917
                                             (b)Whittman-Hart, Inc.                          315,000           13,821
                                             ----------------------------------------------------------------------------
                                                                                                              117,431
-------------------------------------------------------------------------------------------------------------------------
    LIFE SCIENCES--5.6%
                                                Biomet, Inc.                                 254,700            7,641
                                             (b)Centocor, Inc.                               300,000           12,656
                                          (a)(b)FPA Medical Management, Inc.                   6,935               87
                                                HBO & Co.                                    325,000           19,439
                                             (b)IDX Systems Corp.                            300,000           13,069
                                             (b)Ligand Pharmaceutical, Inc.                  525,000            7,612
                                          (a)(b)Med Venture Associates II, L.P.                   --            1,162
                                                6.1% limited partnership interest
                                             (b)MedImmune, Inc.                              100,000            5,275
                                             (b)Pharmos Corp.                                411,349            1,118
                                             (b)Sepracor Inc.                                150,000            6,937
                                          (a)(b)Survivalink Corp.
                                                common stock                                 150,000              450
                                                110,000 warrants expiring 2001               110,000              495
                                          (a)(b)Trex Medical Corp.                            60,000              615
                                             ----------------------------------------------------------------------------
                                                                                                               76,556
-------------------------------------------------------------------------------------------------------------------------


PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

-------------------------------------------------------------------------------------------------------------------------
                                                                                           NUMBER OF SHARES       VALUE
-------------------------------------------------------------------------------------------------------------------------
    INDUSTRIAL TECHNOLOGY AND
    MISCELLANEOUS--.8%

                                             (a)Adams Capital Management, L.P.,
                                               3.6% limited partnership interest                    --       $      462

                                             (a)(b)Advanced Technology Ventures II, L.P.,
                                               17.9% limited partnership interest                   --              458

                                             (a)Asset Management Associates 1996, L.P.,
                                               2.5% limited partnership interest                    --            1,018

                                             (a)(b)Crosspoint Venture Partners 1993,
                                               L.P.,
                                               3.1% limited partnership interest                    --            3,341

                                             (a)(b)GEO Capital III, L.P.,
                                               5.0% limited partnership interest                    --            1,179

                                             (a)(b)GEO Capital IV, L.P.,
                                               2.9% limited partnership interest                    --            1,327

                                             (a)(b)Metrika Systems                              66,667              850

                                             (a)(b)Sevin Rosen Fund V, L.P.,
                                               2.8% limited partnership interest                    --            2,008
                                             ----------------------------------------------------------------------------
                                                                                                                 10,643
                                             ----------------------------------------------------------------------------
                                             TOTAL COMMON STOCKS--98.9%
                                                                                                              1,343,082
                                             (Cost: $1,043,136)
                                             ----------------------------------------------------------------------------
                                                                                          PRINCIPAL AMOUNT        VALUE
-------------------------------------------------------------------------------------------------------------------------
    MONEY MARKET
    INSTRUMENTS--2.0%
                                             Yield--5.55% to 5.57%
                                             Due--May 1998
                                             (Cost: $27,284)                                 $  27,300           27,284
                                             ----------------------------------------------------------------------------
                                             TOTAL INVESTMENTS--100.9%
                                             (Cost: $1,070,420)                                               1,370,366
                                             ----------------------------------------------------------------------------
                                             LIABILITIES, LESS CASH AND OTHER ASSETS--(.9)%                     (12,183)
                                             ----------------------------------------------------------------------------
                                             NET ASSETS--100%                                                $1,358,183
                                             ----------------------------------------------------------------------------


See accompanying Notes to Portfolio of Investments.

PORTFOLIO OF INVESTMENTS

NOTES TO PORTFOLIO OF INVESTMENTS

(a) The following securities may require registration under the Securities Act of 1933 or an exemption therefrom in order to effect sale in the ordinary course of business; they were valued at cost on the dates of acquisition. No market quotations were available for unrestricted securities of the same class on the dates of acquisition or on April 30, 1998, with the exception of Socket Communications, Inc., which was valued at 85% of current market value. These securities are valued at fair value as determined in good faith by the Board of Trustees of the Fund. At April 30, 1998, the value of the Fund's restricted securities was $14,410,000, which represented 1.06% of net assets.

                                                   DATE OF                  NUMBER
SECURITY DESCRIPTION                             ACQUISITION              OF SHARES                 COST
--------------------------------------------------------------------------------------------------------------
                                               September 1997            3.6% limited
Adams Capital Management, L.P.                  to March 1998        partnership interest         $474,000
--------------------------------------------------------------------------------------------------------------
                                                                        17.9% limited
Advanced Technology Ventures II, L.P.           December 1994        partnership interest         1,687,908
--------------------------------------------------------------------------------------------------------------
                                                  June 1996              2.5% limited
Asset Management Associates 1996, L.P.          to March 1998        partnership interest         1,100,000
--------------------------------------------------------------------------------------------------------------
Cisco Systems                                    April 1998              11,577 shs.           6.57 per share
--------------------------------------------------------------------------------------------------------------
                                                 April 1993              3.1% limited
Crosspoint Venture Partners 1993, L.P.          to March 1998        partnership interest         1,455,484
--------------------------------------------------------------------------------------------------------------
FPA Medical Management, Inc.                     April 1998               6,935 shs.           6.57 per share
--------------------------------------------------------------------------------------------------------------
                                                December 1993            5.0% limited
GEO Capital III, L.P.                           to March 1998        partnership interest         1,617,037
--------------------------------------------------------------------------------------------------------------
                                                 April 1996              2.9% limited
GEO Capital IV, L.P.                            to March 1998        partnership interest         1,436,660
--------------------------------------------------------------------------------------------------------------
                                                  May 1996               6.1% limited
Med Venture Associates II, L.P.                 to March 1998        partnership interest          995,692
--------------------------------------------------------------------------------------------------------------
Metrika Systems                                  August 1997             66,667 shs.           12.75 per share
--------------------------------------------------------------------------------------------------------------
                                                 April 1996              2.8% limited
Sevin Rosen Fund V, L.P.                        to March 1998        partnership interest         1,928,000
--------------------------------------------------------------------------------------------------------------
                                                  May 1994
Socket Communications, Inc.                   to December 1994           134,756 shs.          4.62 per share
--------------------------------------------------------------------------------------------------------------
Survivalink Corp.
  common stock                                  December 1995            150,000 shs.          3.00 per share
  warrants expiring 2001                       to October 1996           110,000 shs.          4.50 per share
--------------------------------------------------------------------------------------------------------------
Trex Medical Corp.                              November 1995            60,000 shs.           10.25 per share
--------------------------------------------------------------------------------------------------------------

(b) Non-income producing security.

Based on the cost of investments of $1,070,420,000 for federal income tax purposes at April 30, 1998, the gross unrealized appreciation was $309,304,000, the gross unrealized depreciation was $9,358,000 and the net unrealized appreciation on investments was $299,946,000.

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

APRIL 30, 1998 (UNAUDITED)
(IN THOUSANDS)

--------------------------------------------------------------------------
 ASSETS
--------------------------------------------------------------------------
Investments, at value
(Cost: $1,070,420)                                              $1,370,366
--------------------------------------------------------------------------
Cash                                                                 5,034
--------------------------------------------------------------------------
Receivable for:
  Investments sold                                                  15,881
--------------------------------------------------------------------------
  Fund shares sold                                                   1,227
--------------------------------------------------------------------------
  Interest                                                              79
--------------------------------------------------------------------------
    TOTAL ASSETS                                                 1,392,587
--------------------------------------------------------------------------

--------------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
--------------------------------------------------------------------------

Payable for:
  Investments purchased                                             33,062
--------------------------------------------------------------------------
  Fund shares redeemed                                                 106
--------------------------------------------------------------------------
  Management fee                                                       604
--------------------------------------------------------------------------
  Distribution services fee                                             84
--------------------------------------------------------------------------
  Administrative services fee                                          193
--------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses               256
--------------------------------------------------------------------------
  Trustees' fees                                                        99
--------------------------------------------------------------------------
    Total liabilities                                               34,404
--------------------------------------------------------------------------
NET ASSETS                                                      $1,358,183
--------------------------------------------------------------------------

--------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
--------------------------------------------------------------------------

Paid-in capital                                                 $  919,029
--------------------------------------------------------------------------
Undistributed net realized gain on investments                     139,208
--------------------------------------------------------------------------
Net unrealized appreciation on investments                         299,946
--------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                     $1,358,183
--------------------------------------------------------------------------

--------------------------------------------------------------------------
 THE PRICING OF SHARES
--------------------------------------------------------------------------

CLASS A SHARES
  Net asset value and redemption price per share
  ($1,198,397 / 94,113 shares outstanding)                          $12.73
--------------------------------------------------------------------------
  Maximum offering price per share
  (net asset value, plus 6.10% of
  net asset value or 5.75% of offering price)                       $13.51
--------------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($125,805 / 10,496 shares outstanding)                            $11.99
--------------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($13,747 / 1,135 shares outstanding)                              $12.11
--------------------------------------------------------------------------
CLASS I SHARES
  Net asset value and redemption price per share
  ($20,234 / 1,580 shares outstanding)                              $12.81
--------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

SIX MONTHS ENDED APRIL 30, 1998 (UNAUDITED)

(IN THOUSANDS)

------------------------------------------------------------------------
 INVESTMENT INCOME
------------------------------------------------------------------------
  Dividends                                                     $  1,505
------------------------------------------------------------------------
  Interest                                                         1,439
------------------------------------------------------------------------
   Total investment income                                         2,944
------------------------------------------------------------------------
 Expenses:
  Management fee                                                   3,378
------------------------------------------------------------------------
  Distribution services fee                                          460
------------------------------------------------------------------------
  Administrative services fee                                      1,034
------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses             990
------------------------------------------------------------------------
  Professional fees                                                   40
------------------------------------------------------------------------
  Reports to shareholders                                            189
------------------------------------------------------------------------
  Trustees' fees and other                                            44
------------------------------------------------------------------------
   Total expenses                                                  6,135
------------------------------------------------------------------------
NET INVESTMENT LOSS                                               (3,191)
------------------------------------------------------------------------

------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
------------------------------------------------------------------------

  Net realized gain on sales of investments                      163,556
------------------------------------------------------------------------
  Change in net unrealized appreciation on investments            38,328
------------------------------------------------------------------------
Net gain on investments                                          201,884
------------------------------------------------------------------------
Net Increase In Net Assets Resulting From Operations            $198,693
------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

(IN THOUSANDS)

                                                                  SIX MONTHS
                                                                    ENDED            YEAR ENDED
                                                                APRIL 30, 1998       OCTOBER 31,
                                                                 (UNAUDITED)            1997
------------------------------------------------------------------------------------------------
 OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
  Net investment loss                                             $   (3,191)            (5,980)
------------------------------------------------------------------------------------------------
  Net realized gain                                                  163,556            204,378
------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation                               38,328            (21,135)
------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                 198,693            177,263
------------------------------------------------------------------------------------------------
Distribution from net realized gain                                 (198,742)          (170,339)
------------------------------------------------------------------------------------------------
Net increase from capital share transactions                         148,509            139,986
------------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                         148,460            146,910
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
 NET ASSETS
------------------------------------------------------------------------------------------------

Beginning of period                                                1,209,723          1,062,813
------------------------------------------------------------------------------------------------
END OF PERIOD                                                     $1,358,183          1,209,723
------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

-------------------------------------------------------------------------------

1    DESCRIPTION OF THE
     FUND Kemper Technology Fund is an open-end management investment company organized as a business trust under the laws of Massachusetts. The Fund currently offers four classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares are sold to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Differences in class expenses will result in the payment of different per share income dividends by class. All shares of the Fund have equal rights with respect to voting, dividends and assets, subject to class specific preferences.

--------------------------------------------------------------------------------

2    SIGNIFICANT
     ACCOUNTING POLICIES     INVESTMENT VALUATION. Investments are stated at
                             value. Portfolio securities that are traded on a domestic securities exchange or securities listed on the NASDAQ National Market are valued at the last sale price on the exchange or market where primarily traded or listed or, if there is no recent sale, at the last current bid quotation.
                             Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges where primarily traded. Securities not so traded or listed are valued at the last current bid quotation if market quotations are available. Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Equity options are valued at the last sale price unless the bid price is higher or the asked price is lower, in which event such bid or asked price is used. Financial futures and options thereon are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Forward foreign currency contracts are valued at the forward rates prevailing on the day of valuation. Other securities and assets are valued at fair value as determined in good faith by the Board of Trustees.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis and includes discount amortization on money market instruments. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B and Class C shares will be reduced by the amount of any applicable contingent deferred sales charge. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the earlier of 3:00 p.m. Chicago time or the close of the Exchange. The net asset value per share is determined separately for each

NOTES TO FINANCIAL STATEMENTS

                             class by dividing the Fund's net assets
                             attributable to that class by the number of shares of the class outstanding.

                             FEDERAL INCOME TAXES. The Fund has complied with the special provisions of the Internal Revenue Code available to investment companies during the six months ended April 30, 1998.

                             DIVIDENDS TO SHAREHOLDERS. The Fund declares and pays dividends of net investment income and net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles.

--------------------------------------------------------------------------------

3    TRANSACTIONS
     WITH AFFILIATES         INVESTMENT MANAGER COMBINATION. Effective December
                             31, 1997, Zurich Insurance Company, the parent of
                             Zurich Kemper Investments, Inc. (ZKI), acquired a majority interest in Scudder, Stevens & Clark, Inc.
                             (Scudder), another major investment manager. As a result of this transaction, the operations of ZKI were combined with Scudder to form a new global investment organization named Scudder Kemper
                             Investments, Inc. (Scudder Kemper). The transaction resulted in the termination of the Fund's investment management agreement with ZKI, however, a new investment management agreement between the Fund and Scudder Kemper was approved by the Fund's
                             Board of Trustees and by the Fund's shareholders.
                             The new management agreement, which was effective
                             December 31, 1997, is the same in all material respects as the previous management agreement, except that Scudder Kemper is the new investment adviser to the Fund. In addition, the names of the Fund's principal underwriter and shareholder service agent were changed to Kemper Distributors, Inc. (KDI) and Kemper Service Company (KSvC), respectively.

                             MANAGEMENT AGREEMENT. The Fund has a management agreement with Scudder Kemper and pays a management fee at an annual rate of .58% of the first $250 million of average daily net assets declining to .42% of average daily net assets in excess of $12.5 billion. The Fund incurred a management fee of $3,378,000 for the six months ended April 30, 1998.

                             UNDERWRITING AND DISTRIBUTION SERVICES
                             AGREEMENT. The Fund has an underwriting and distribution services agreement with KDI. Underwriting commissions paid in connection with the distribution of Class A shares are as follows:

                                                                                           COMMISSIONS
                                                                       COMMISSIONS       ALLOWED BY KDI
                                                                     RETAINED BY KDI        TO FIRMS
                                                                     ----------------    ---------------
                             Six months ended April 30, 1998             $97,000             504,000

                             For services under the distribution services agreement, the Fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges (CDSC) from redemptions of Class B and Class C shares. Distribution fees, CDSC and commissions related to

NOTES TO FINANCIAL STATEMENTS

                             Class B and Class C shares for the six months ended April 30, 1998 are as follows:

                                                                                            COMMISSIONS AND
                                                                   DISTRIBUTION FEES       DISTRIBUTION FEES
                                                                        AND CDSC              PAID BY KDI
                                                                    RECEIVED BY KDI            TO FIRMS
                                                                   -----------------       -----------------
                             Six months ended April 30, 1998            $600,000                722,000

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with KDI. For providing information and administrative services to Class A, Class B and Class C shareholders, the Fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Fund accounts the firms service. Administrative services fees (ASF) paid are as follows:

                                                                           ASF PAID BY
                                                                           THE FUND TO      ASF PAID BY
                                                                               KDI          KDI TO FIRMS
                                                                           -----------      ------------
                             Six months ended April 30, 1998               $1,034,000        1,060,000

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, KSvC is the shareholder service agent of the Fund. Under the agreement, KSvC received shareholder services fees of $678,000 for the six months ended April 30, 1998.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of Scudder Kemper. During the six months ended April 30, 1998, the Fund made no payments to its officers and incurred trustees' fees of $18,000 to independent trustees.

--------------------------------------------------------------------------------

4    INVESTMENT
     TRANSACTIONS            For the six months ended April 30, 1998, investment
                             transactions (excluding short-term instruments) are as follows (in thousands):

                             Purchases                                $1,069,262

                             Proceeds from sales                       1,060,703

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

5    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the Fund (in thousands):

                                                              SIX MONTHS ENDED               YEAR ENDED
                                                               APRIL 30, 1998             OCTOBER 31, 1997
                                                           ----------------------      ----------------------
                                                           SHARES        AMOUNT        SHARES        AMOUNT
                              SHARES SOLD
                              Class A                       34,612      $ 412,058       17,481      $ 236,561
                             --------------------------------------------------------------------------------
                              Class B                        2,556         28,510        4,963         61,311
                             --------------------------------------------------------------------------------
                              Class C                          544          6,093          668          8,433
                             --------------------------------------------------------------------------------
                              Class I                          516          6,130        1,319         16,563
                             --------------------------------------------------------------------------------
                              SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                              Class A                       13,549        140,295       10,359        125,757
                             --------------------------------------------------------------------------------
                              Class B                        1,790         17,510          975         11,407
                             --------------------------------------------------------------------------------
                              Class C                          156          1,537           57            675
                             --------------------------------------------------------------------------------
                              Class I                          307          3,186          218          2,652
                             --------------------------------------------------------------------------------
                              SHARES REDEEMED
                              Class A                      (36,296)      (433,605)     (19,952)      (267,634)
                             --------------------------------------------------------------------------------
                              Class B                       (1,848)       (20,565)      (2,774)       (34,589)
                             --------------------------------------------------------------------------------
                              Class C                         (322)        (3,684)        (289)        (3,645)
                             --------------------------------------------------------------------------------
                              Class I                         (760)        (8,956)      (1,371)       (17,505)
                             --------------------------------------------------------------------------------
                              CONVERSION OF SHARES
                              Class A                          374          4,399          219          2,856
                             --------------------------------------------------------------------------------
                              Class B                         (396)        (4,399)        (228)        (2,856)
                             --------------------------------------------------------------------------------
                              NET INCREASE FROM
                              CAPITAL SHARE TRANSACTIONS                $ 148,509                   $ 139,986
                             --------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                                  CLASS A
                                              SIX MONTHS           YEAR ENDED OCTOBER 31,
                                                ENDED        ----------------------------------
                                            APRIL 30, 1998    1997    1996    1995    1994
 PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period            $13.13        13.16   14.63   11.50   10.68
-----------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment loss                             (.05)        (.06)   (.08)   (.03)     --
-----------------------------------------------------------------------------------------------
  Net realized and unrealized gain                1.79         2.14     .74    4.66    1.49
-----------------------------------------------------------------------------------------------
Total from investment operations                  1.74         2.08     .66    4.63    1.49
-----------------------------------------------------------------------------------------------
Less distribution from net realized gain          2.14         2.11    2.13    1.50     .67
-----------------------------------------------------------------------------------------------
Net asset value, end of period                  $12.73        13.13   13.16   14.63   11.50
-----------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                    17.04%       17.11    7.83   47.30   14.95
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
Expenses                                           .90%         .89     .89     .88     .89
-----------------------------------------------------------------------------------------------
Net investment income (loss)                      (.41)%       (.42)   (.62)   (.23)    .05
-----------------------------------------------------------------------------------------------

                                                                     CLASS B
                                              SIX MONTHS     YEAR ENDED OCTOBER 31,    MAY 31 TO
                                                ENDED        ----------------------   OCTOBER 31,
                                            APRIL 30, 1998    1997    1996    1995       1994
 PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period            $12.54        12.77   14.39   11.45       9.99
-----------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment loss                             (.14)        (.18)   (.19)   (.15)      (.05)
-----------------------------------------------------------------------------------------------------
  Net realized and unrealized gain                1.73         2.06     .70    4.59       1.51
-----------------------------------------------------------------------------------------------------
Total from investment operations                  1.59         1.88     .51    4.44       1.46
-----------------------------------------------------------------------------------------------------
Less distribution from net realized gain          2.14         2.11    2.13    1.50         --
-----------------------------------------------------------------------------------------------------
Net asset value, end of period                  $11.99        12.54   12.77   14.39      11.45
-----------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                    16.58%       15.91    6.76   45.65      14.61
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
Expenses                                          1.82%        1.85    1.87    1.82       1.99
-----------------------------------------------------------------------------------------------------
Net investment loss                              (1.33)%      (1.38)  (1.60)  (1.17)     (1.08)
-----------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                              ---------------------------------------------------------------------
                                                                             CLASS C
                                              ---------------------------------------------------------------------
                                                                                                       MAY 31
                                                SIX MONTHS           YEAR ENDED OCTOBER 31,              TO
                                                  ENDED        ----------------------------------    OCTOBER 31,
                                              APRIL 30, 1998   1997           1996         1995        1994
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $12.64       12.85          14.45        11.45        9.99
-------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment loss                               (.13)       (.17)          (.18)        (.15)       (.05)
-------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain                  1.74        2.07            .71         4.65        1.51
-------------------------------------------------------------------------------------------------------------------
Total from investment operations                    1.61        1.90            .53         4.50        1.46
-------------------------------------------------------------------------------------------------------------------
Less distribution from net realized gain            2.14        2.11           2.13         1.50          --
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $12.11       12.64          12.85        14.45       11.45
-------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                      16.62%      15.98           6.88        46.23       14.61
-------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
-------------------------------------------------------------------------------------------------------------------
Expenses                                            1.68%       1.82           1.82         1.76        1.83
-------------------------------------------------------------------------------------------------------------------
Net investment loss                                (1.19)%     (1.35)         (1.55)       (1.11)       (.92)
-------------------------------------------------------------------------------------------------------------------

                                              ---------------------------------------------------------------------
                                                                           CLASS I
                                              ---------------------------------------------------------------------
                                                                            YEAR ENDED                JULY 3
                                                SIX MONTHS                  OCTOBER 31,                 TO
                                                  ENDED                 -------------------         OCTOBER 31,
                                              APRIL 30, 1998            1997           1996            1995
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $13.19                13.20          14.64           12.72
-------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment loss                               (.03)                (.04)          (.07)           (.02)
-------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain                  1.79                 2.14            .76            1.94
-------------------------------------------------------------------------------------------------------------------
Total from investment operations                    1.76                 2.10            .69            1.92
-------------------------------------------------------------------------------------------------------------------
Less distribution from net realized gain            2.14                 2.11           2.13              --
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $12.81                13.19          13.20           14.64
-------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                      17.12%               17.23           8.06           15.09
-------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
-------------------------------------------------------------------------------------------------------------------
Expenses                                             .74%                 .74            .76             .65
-------------------------------------------------------------------------------------------------------------------
Net investment loss                                 (.25)%               (.27)          (.49)           (.33)
-------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA FOR ALL CLASSES
-------------------------------------------------------------------------------------------------------------------
                                                    SIX MONTHS                YEAR ENDED OCTOBER 31,
                                                       ENDED        -----------------------------------------------
                                                  APRIL 30, 1998      1997         1996         1995        1994
-------------------------------------------------------------------------------------------------------------------
Net assets at end of period (in thousands)          $1,358,183      1,209,723    1,062,813    1,017,955    713,654
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                       178%           192          121          105         81
-------------------------------------------------------------------------------------------------------------------
Average commission rates paid per share on stock transactions for the period ended April 30, 1998 and for the years ended October 31, 1997 and 1996 were  $.0521, $.0583 and $.0558, respectively.
-------------------------------------------------------------------------------------------------------------------

NOTES: Total return does not reflect the effect of any sales charges. Per share data for 1995 through 1998 were determined based on average shares outstanding. Data for the period ended April 30, 1998 is unaudited.

SHAREHOLDERS' MEETING

SPECIAL SHAREHOLDERS' MEETING
On December 3, 1997, a special shareholders' meeting was held and adjourned as necessary. Kemper Technology Fund shareholders were asked to vote on five separate issues: election of the nine members to the Board of Trustees, ratification of Ernst & Young LLP as independent auditors, approval of a new investment management agreement with Scudder Kemper Investments, Inc., approval of changes in the fund's fundamental investment policies to permit a master/feeder fund structure and approval of a new rule 12b-1 distribution plan with Zurich Kemper Distributors, Inc. for Class B shares and Class C shares. The following are the results for each issue:

1) Election of Trustees

                               For       Withheld

   David W. Belin           57,550,042   1,167,620

   Lewis A. Burnham         57,586,426   1,131,236

   Donald L. Dunaway        57,576,468   1,141,194

   Robert B. Hoffman        57,573,614   1,144,048

   Donald R. Jones          57,539,046   1,178,616

   Shirley D. Peterson      57,420,638   1,297,024

   Daniel Pierce            57,386,893   1,330,770

   William P. Sommers       57,587,089   1,130,574

   Edmond D. Villani        57,506,266   1,211,396

2) Ratification of the selection of Ernst & Young LLP as independent auditors for the current fiscal year.

      For      Against    Abstain

   57,334,185  380,341   1,003,136

3) Approval of a new investment management agreement with Scudder Kemper Investments, Inc.

      For       Against     Abstain

   54,117,028  1,394,050   2,044,987

4) Approval of changes in the fund's fundamental investment policies to permit a master/feeder fund structure.

      For       Against     Abstain

   47,015,444  2,703,606   3,203,485

5) To approve a new rule 12b-1 distribution plan with Zurich Kemper Distributors, Inc.

               For     Against   Abstain

   Class B  3,877,738  115,651   125,573

   Class C  379,646    4,313     12,727

NOTES

TRUSTEES&OFFICERS

TRUSTEES                    OFFICERS

DANIEL PIERCE               MARK S. CASADY                 KATHRYN L. QUIRK
Chairman and Trustee        President                      Vice President

DAVID W. BELIN              PHILIP J. COLLORA              LINDA J. WONDRACK
Trustee                     Vice President and             Vice President
                            Secretary
LEWIS A. BURNHAM                                           MAUREEN E. KANE
Trustee                     JOHN R. HEBBLE                 Assistant Secretary
                            Treasurer
DONALD L. DUNAWAY                                          CAROLINE PEARSON
Trustee                     TRACY MCCORMICK CHESTER        Assistant Secretary
                            Vice President
ROBERT B. HOFFMAN                                          ELIZABETH C. WERTH
Trustee                     JERALD K. HARTMAN              Assistant Secretary
                            Vice President
DONALD R. JONES
Trustee                     THOMAS W. LITTAUER
                            Vice President
SHIRLEY D. PETERSON
Trustee                     ANN M. MCCREARY
                            Vice President
WILLIAM P. SOMMERS
Trustee                     STEVEN H. REYNOLDS
                            Vice President
EDMOND D. VILLANI
Trustee

--------------------------------------------------------------------------------
LEGAL COUNSEL                   VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                222 North LaSalle Street
                                Chicago, IL 60601
--------------------------------------------------------------------------------
SHAREHOLDER                     KEMPER SERVICE COMPANY
SERVICE AGENT                   P.O. Box 419557
                                Kansas City, MO 64141
--------------------------------------------------------------------------------
CUSTODIAN AND                   INVESTORS FIDUCIARY TRUST COMPANY
TRANSFER AGENT                  801 Pennsylvania
                                Kansas City, MO 64105
--------------------------------------------------------------------------------
PRINCIPAL UNDERWRITER           KEMPER DISTRIBUTORS, INC.
                                222 South Riverside Plaza Chicago, IL 60606 www.kemper.com

[KEMPER FUNDS LOGO]
LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)


Printed on recycled paper in the U.S.A.
This report is not to be distributed
unless preceded or accompanied by a
Kemper Equity Funds/Growth Style prospectus.
KTEC - 3 (6/98) 1048310